UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2012

Jabil Circuit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (727) 577-9749

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 16, 2012, William D. Morean, the current Chairman of the board of directors (the “Board”) of Jabil Circuit, Inc. (the “Company”), notified the Board of his decision to not stand for re-election to the Board at the next annual meeting of the Company’s stockholders, currently scheduled for January 24, 2013. Mr. Morean will continue to serve out his current term as a Board member and as Chairman of the Board until the next annual meeting of the Company’s stockholders. Mr. Morean’s decision to not stand for re-election to the Board was not based upon any disagreement with the Company on any matter relating to the Company’s operations, policies or practices as contemplated by Item 5.02(a) of Form 8-K.

On October 16, 2012, at its regularly-scheduled meeting, the Board determined its intention to appoint Timothy L. Main, if elected as a director at the next annual meeting of the Company’s stockholders, to succeed Mr. Morean as Chairman of the Board immediately following Mr. Morean’s departure from the Board.

On October 16, 2012, the Board appointed Mark T. Mondello, currently the Company’s Chief Operating Officer, to succeed Mr. Main as Chief Executive Officer, effective March 1, 2013. Mr. Mondello’s appointment to the position of Chief Executive Officer and Mr. Main’s resignation from the positions of President and Chief Executive Officer will be effective March 1, 2013.

Following March 1, 2013, Mr. Main will remain a Board member and, subject to the above-described election and appointment, Chairman of the Board.

As disclosed in the Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission on October 27, 2011, Mr. Mondello (age 48) was promoted to Chief Operating Officer in November 2002. Mr. Mondello joined the Company in 1992 as a manufacturing supervisor and was promoted to Project Manager in 1993. Mr. Mondello was named Vice President, Business Development in 1997 and served as Senior Vice President, Business Development from January 1999 through November 2002. Prior to joining the Company, Mr. Mondello served as project manager on commercial and defense-related aerospace programs for Moog, Inc. He holds a B.S. in Mechanical Engineering from the University of South Florida.

Item 7.01	Regulation FD Disclosure.

On October 18, 2012, the Company issued a press release announcing the director succession and issued another press release announcing the executive succession. A copy of the director succession press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. A copy of the executive succession press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information furnished pursuant to Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release dated October 18, 2012.

99.2	Press Release dated October 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL CIRCUIT, INC. (Registrant)

October 18, 2012	By:	/s/ Forbes I.J. Alexander
Forbes I.J. Alexander Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 18, 2012.

99.2	Press Release dated October 18, 2012.

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